UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 3, 2017

 Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
6701 Koll Center Parkway, Suite 120
Pleasanton, CA 94566
(Address of principal executive offices)
925-223-6700
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On January 3, 2017, Natus Medical Incorporated (the “Company”) filed with the Securities and Exchange Commissions (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that it had completed the previously announced acquisition of the GN Otometrics business (“Otometrics”) from GN Store Nord A/S (“GN”).
This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of Otometrics and the unaudited pro forma financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as otherwise provided herein, the other disclosures made in the original Form 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits
(a) Financial Statements of the Business Acquired.
The audited financial statements of Otometrics for the year ended December 31, 2015 and unaudited financial statements of Otometrics for the six months ended June 30, 2016 as required by this Item 9.01(a) are attached as Exhibits 99.1 and 99.2 hereto, respectively.
The Consent of Independent Auditors, issued by Ernst & Young P/S, dated March 20, 2017, relating to Otometrics's audited financial statements described above, is attached hereto in Exhibit 99.1.
(b) Pro forma financial information.
The unaudited pro forma financial statements for the Company, after giving effect to the acquisition of Otometrics and adjustments described in such pro forma financial statements, is attached hereto as Exhibit 99.3.
(c) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditor, Ernst & Young P/S.
99.1	Audited combined financial statements of Otometrics as of and for the year ended December 31, 2015 and the notes related thereto.
99.2	Unaudited condensed combined financial statements of Otometrics as of and for the six month period ended June 30, 2016.
99.3	Unaudited pro forma balance sheet and unaudited pro forma statement of income as of and for the year ended December 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED (Registrant)

Dated: March 20, 2017	By:	/s/ Jonathan A. Kennedy
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Auditor, Ernst & Young P/S.
99.1	Audited combined financial statements of Otometrics as of and for the year ended December 31, 2015 and the notes related thereto.
99.2	Unaudited condensed combined financial statements of Otometrics as of and for the six month period ended June 30, 2016.
99.3	Unaudited pro forma balance sheet and unaudited pro forma statement of income as of and for the year ended December 31, 2016.